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                                                                   Exhibit 10.27


                               SECOND AMENDMENT TO
                      FIFTH RESTATEMENT OF CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO FIFTH RESTATEMENT OF CREDIT

AGREEMENT (herein called this "AMENDMENT") made as of the 12th day of November, 1998, by and among Forcenergy Inc, a Delaware corporation (formerly known as Forcenergy Gas Exploration, Inc. and herein called "BORROWER"), ING (U.S.) Capital Corporation, a Delaware corporation (formerly known as Internationale Nederlanden (U.S.) Capital Corporation and herein called "AGENT"), as agent, and the financial institutions which are signatories to this Amendment (collectively, "LENDERS"),

                                    RECITALS

         1. Borrower, Agent and certain Lenders have entered into a Fifth Restatement of Credit Agreement dated as of April 13, 1998, as amended by a First Amendment to Fifth Restatement of Credit Agreement dated June 22, 1998 (as so amended, the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby such Lenders became obligated to make loans to Borrower as therein provided.

         2. Borrower and Lenders desire to make certain modifications to the Original Agreement as provided herein and to redetermine the Borrowing Base on the terms and conditions provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2 OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "AMENDMENT" shall mean this Second Amendment to Fifth Restatement of Credit Agreement.

                  "CREDIT AGREEMENT" shall mean the Original Agreement as amended hereby.




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                                   ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT

         Section 2.1 DEFINED TERMS.

         (a) The definition of "Applicable Margin" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "APPLICABLE MARGIN" means, from November 9, 1998 until the next redetermination of the Applicable Margin, the per annum interest rate set forth in the table below based upon the Borrowing Base Utilization Percentage of Borrower as of November 9, 1998. The Applicable Margin shall be redetermined on each date on which an Advance is made hereunder or a payment of principal is made on the Notes which, after giving effect thereto, results in an adjustment to the Applicable Margin based upon the Borrowing Base Utilization Percentage of Borrower determined by Agent as of such date; PROVIDED that the Applicable Margin shall never be a negative number. Once determined as set forth above, the Applicable Margin shall remain in effect until the next redetermination thereof resulting from the making of an Advance hereunder or the repayment of any principal on the Notes.

       Borrowing Base Utilization Percentage          Applicable Margin
       -------------------------------------          -----------------

           Greater than or equal to 90%                     1.875%

         Greater than or equal to 75% but                   1.500%
                   less than 90%

         Greater than or equal to 50% but                   1.375%
                   less than 75%

         Greater than or equal to 25% but                   1.125%
                   less than 50%

                   Less than 25%                            1.000%

         (b) The following definition of "Borrowing Base Utilization Percentage" is hereby added to Section 1.1 of the Original Agreement immediately after the definition of "Borrowing Base" where it appears in such Section:

                  "BORROWING BASE UTILIZATION PERCENTAGE" means, on the date in question, the percentage obtained by dividing (i) the outstanding Obligations on such date by (ii) the Borrowing Base in effect on such date.


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         (c) The definition of "Change of Control" in Section 1.1 of the
Original Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting therefor the following:

         "(i) any Person or two or more Persons acting as a group (other than Madison Dearborn Partners, Inc. and Oaktree Capital Managment, LLC and their Affiliates) shall acquire shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and including holding proxies to vote for the election of directors) of 33 1/3% or more of the outstanding shares of voting common stock of Borrower, or more than 50% of the outstanding shares of voting common stock of Borrower in the case of Madison Dearborn Partners, Inc. and Oaktree Capital Management, LLC and their Affiliates,"

and by adding the phrase "as such Subordinated Debt Documents may be amended or modified from time to time" at the end of clause (iii) of such definition.

         (d) The following definition of "Commitment Fee Margin" is hereby added to Section 1.1 of the Original Agreement immediately after the definition of "Collateral" where it appears in such Section:

                  "COMMITMENT FEE MARGIN" means, from November 9, 1998 until the next redetermination of the Commitment Fee Margin, the per annum commitment fee rate set forth in the table below based upon the Borrowing Base Utilization Percentage of Borrower as of November 9, 1998. The Commitment Fee Margin shall be redetermined on each date on which an Advance is made hereunder or a payment of principal is made on the Notes which, after giving effect thereto, results in an adjustment to the Commitment Fee Margin based upon the Borrowing Base Utilization Percentage of Borrower determined by Agent as of such date; PROVIDED that the Commitment Fee Margin shall never be a negative number. Once determined as set forth above, the Commitment Fee Margin shall remain in effect until the next redetermination thereof resulting from the making of an Advance hereunder or the repayment of any principal on the Notes.

       Borrowing Base Utilization Percentage        Commitment Fee Margin
       -------------------------------------        ---------------------

           Greater than or equal to 75%                     0.500%

                   Less than 75%                            0.375%

         (e) The definition of "Lenders" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "LENDERS" means each signatory hereto other than Borrower, including ING, in its capacity as a lender hereunder rather than as Agent, and each Person that becomes a lender party to the Agreement pursuant to any amendment, assignment or other instrument which



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         expressly adds such Person as a lender hereunder, substitutes or replaces any Lender hereunder or assigns to any Lender an interest in a Lender's Note, and the successors and assigns of each as holder of a Note.

         (f) The definition of "Maximum Loan Amount" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "MAXIMUM LOAN AMOUNT" has the following meaning:

                           (a) From November 9, 1998 until and including April
                  30, 1999, the Maximum Loan Amount means the amount of $320,000,000.

                           (b) From May 1, 1999 until and including December 31,
                  1999, the Maximum Loan Amount means the amount of $300,000,000.

                           (c) From and after January 1, 2000, the Maximum Loan
                  Amount means the amount of $275,000,000.

                  Notwithstanding the foregoing, in the event Borrower issues preferred or common shares of capital stock for an aggregate price of not less than $80,000,000 on or before April 30, 1999, the Maximum Loan Amount shall be $320,000,000 until Lenders have no further obligations to make Advances hereunder and the Obligations have been paid in full.

         (g) The definition of "Percentage Share" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "PERCENTAGE SHARE" means, with respect to any Lender (a) when used in Sections 2.1, 2.5 or 2.A.2(b), in any Request for Advance or when no Loans are outstanding hereunder, the percentage set forth opposite such Lender's name on the signature pages of this Agreement or as set forth on any amendment, assignment or other instrument that expressly designates the Percentage Share of a Lender that is a party thereto, and (b) when used otherwise, the percentage equal to the unpaid principal balance of such Lender's Loan at the time in question divided by the aggregate unpaid principal balance of all Loans at such time.

         Section 2.2 COMMITMENT AND FACILITY FEES. The first sentence of Section
2.5 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "In consideration of each Lender's commitment to make Advances up to the amount of the Borrowing Base in effect from time to time, Borrower will pay to Agent for the account of each Lender a commitment fee determined on a daily basis by applying the Commitment Fee Margin in effect at such time to such Lender's Percentage Share of the unused portion of the Borrowing Base on each day during

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                  the Commitment Period, determined for each such day by
                  deducting from the Borrowing Base the aggregate unpaid principal balance of the Loans and outstanding LC Obligations at the end of such day."

         Section 2.3 CURRENT RATIO. Section 5.2(k) of the Original Agreement is hereby deleted in its entirety and paragraphs (l), (m), and (n) of such Section are hereby amended by designating such paragraphs as "(k), (l), and (m)," respectively.

                                  ARTICLE III.

                        REDETERMINATION OF BORROWING BASE
                         AND WAIVER OF EXISTING DEFAULT

         Section 3.1 BORROWING BASE REDETERMINATION. Contemporaneously with the execution and delivery of this Amendment by the parties hereto, the Borrowing Base is hereby redetermined to be $320,000,000, such redetermination to remain in effect until the next Determination Date.

         Section 3.1 WAIVER OF CURRENT RATIO DEFAULT. Section 5.2(k) of the Original Agreement provides that the ratio of Borrower's Consolidated Current Assets to Borrower's Consolidated Current Liabilities (the "CURRENT RATIO") will never be less than 1.0 to 1.0. Borrower has informed Agent that at September 30, 1998 Borrower's Current Ratio was not in compliance with Section 5.2(k) of the Original Agreement. Such noncompliance constitutes a Default under the Original Agreement (herein called the "SUBJECT DEFAULT"), and Borrower has requested that Lenders waive the Subject Default. Based upon the representations and warranties set forth in Section 5.1 of this Amendment, Lenders hereby waive the Subject Default. The waiver provided herein shall be effective only in this specific instance and for the purpose described herein and shall in no event be construed to be a waiver of any other Default or Event of Default now existing or hereafter arising under, or any other violation by Borrower of, the Credit Agreement or any other Loan Document or any other waiver of any of Agent's or any Lender's rights or remedies under the Credit Agreement or any other Loan Document.

                                   ARTICLE IV.

                           CONDITIONS OF EFFECTIVENESS

         Section 4.1 EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when, and only when:

         (a) DELIVERY OF THIS AMENDMENT. Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower, and all Lenders shall have executed and delivered a counterpart of this Amendment to Agent.



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         (b) UP-FRONT FEES. Lenders shall have received payment in full from
Borrower in immediately available funds of the amendment fee described in the letter of even date herewith between Borrower and Agent, and Agent shall have received the agent's fee described in the letter of even date herewith between Borrower and Agent.

         (c) OTHER DOCUMENTS. Agent shall have additionally received (i) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and
(ii) such supporting documents as Agent may reasonably request.

         (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4.1 of the Original Agreement shall be true and correct in all material respects.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to Agent for the benefit of each Lender that:

                  (a) The representations and warranties contained in Section
         4.1 of the Original Agreement are true and correct in all material respects at and as of the time of the effectiveness hereof.

                  (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

                  (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations hereunder do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment.


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                  (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                  (e) The audited Consolidated financial statements of Borrower dated as of December 31, 1997 and the unaudited financial statements of Borrower dated as of June 30, 1998 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since June 30, 1998, no material adverse change has occurred in the financial condition or businesses of Borrower except for changes in oil and gas prices that affect the industry in which Borrower operates.

                  (f) Set forth on the signature pages to this Amendment is each Lender's Percentage Share and share of the Maximum Loan Amount in effect as of the date of this Amendment.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         Section 6.1 RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects and shall remain in full force and effect. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 6.2 LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 6.3 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 6.4 COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.


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

                IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                FORCENERGY INC (formerly
                                known as Forcenergy Gas
                                Exploration, Inc.)



                                By: /s/ E. Joseph Grady
                                   -----------------------------------
                                   E. Joseph Grady, Vice President










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



                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]



                                     ING (U.S.) CAPITAL CORPORATION (formerly known as Internationale Nederlanden (U.S.) Capital Corporation), Agent and Lender





                                     By:
                                        ------------------------------------
                                        W. King Grant, Senior Vice President
                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------


14.062500%        $45,000,000

                                     *****








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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]

                                      DEN NORSKE BANK ASA, Lender


                                      By
                                        ------------------------------------
                                        Name:
                                        Title:



                                      By
                                        ------------------------------------
                                        Name:
                                        Title:


                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

 14.06250%        $45,000,000




                                      *****




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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]




                                      MEESPIERSON CAPITAL CORP., Lender




                                      By
                                        ------------------------------------
                                        Name:
                                        Title:



                                      By
                                        ------------------------------------
                                        Name:
                                        Title:


                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

14.48375%         $47,500,000




                                      *****







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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]



                                      BANK OF SCOTLAND, Lender


                                      By
                                        ------------------------------------
                                        Name:
                                        Title:




                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

14.062500%        $45,000,000







                                      *****






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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]



                                      HIBERNIA NATIONAL BANK, Lender



                                      By
                                        ------------------------------------
                                        Name:
                                        Title:




                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

9.37500%          $30,000,000




                                      *****



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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]




                                      PNC BANK, NATIONAL ASSOCIATION,
                                      Lender

                                      By
                                        ------------------------------------
                                        Name:
                                        Title:




                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

10.15625%         $32,500,000




                                      *****


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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]



                                      CREDIT AGRICOLE INDOSUEZ, Lender



                                      By
                                        ------------------------------------
                                        Name:
                                        Title:


                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

6.25000%          $20,000,000





                                      *****



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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]



                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, Lender


                                      By
                                        ------------------------------------
                                        Name:
                                        Title:



                                      By
                                        ------------------------------------
                                        Name:
                                        Title:


                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

7.81250%          $25,000,000



                                      *****







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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]



                                      SOCIETE GENERALE, SOUTHWEST AGENCY,
                                      Lender


                                      By
                                        ------------------------------------
                                        Name:
                                        Title:



                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

6.250000%         $20,000,000




                                      *****



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                       [Signature Page to Second Amendment
                    to Fifth Restatement of Credit Agreement]




                                      NATEXIS BANQUE BFCE, Lender


                                      By
                                        ------------------------------------
                                        Name:
                                        Title:

                  SHARE OF
PERCENTAGE        MAXIMUM
  SHARE           LOAN AMOUNT
----------        -----------

3.125000%         $10,000,000



                                      *****

                       CONSENT AND AGREEMENT OF GUARANTORS


         Each of the undersigned hereby acknowledges and consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Second Restated Subsidiary Guarantee dated as of April 13, 1998 made by each of the undersigned in favor of Agent for the benefit of Lenders, and agrees that the guaranty of the payment and performance of the Obligations is unimpaired hereby and shall remain in full force and effect.



                                       FORCENERGY ONSHORE INC.


                                       By:
                                            ----------------------------------
                                            E. Joseph Grady, Vice President



                                       FORCENERGY INTERNATIONAL INC.


                                       By:
                                            ----------------------------------
                                            E. Joseph Grady, Vice President



                                       FORCENERGY RESOURCES INC.


                                       By:
                                            ----------------------------------
                                            E. Joseph Grady, Vice President



                                       FORCENERGY GOM INC.


                                       By:
                                            ----------------------------------
                                            E. Joseph Grady, Vice President






                                      *****